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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements (file No. 33-74640 and No. 333-23925).

                                          ARTHUR ANDERSEN LLP

Dallas, Texas
March 29, 1999